UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Open Lending Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Open Lending Corporation Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on May 31, 2022 For Stockholders of record as of April 07, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/LPRO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view the Notice and Proxy Statement and Annual Report and VOTE go to www.proxydocs.com/LPRO Have the when 12 digit you control access number the website located and in follow the shaded the instructions box above. Available If you want to receive paper or e-mail copies of the proxy materials, you must request them. There is no charge to you for requesting copies. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 19, 2022. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/LPRO TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail Open Lending Corporation Meeting Type: Annual Meeting of Stockholders Date: Tuesday, May 31, 2022 Time: 10:00 AM, Central Time Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/LPRO for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/LPRO SEE REVERSE FOR FULL AGENDA

Open Lending Corporation Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 AND ONE YEAR ON PROPOSAL 3 PROPOSAL 1. To elect three Class II directors for a three-year term; 1.01 Adam H. Clammer 1.02 Blair J. Greenberg 1.03 Shubhi Rao 2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To hold an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, also known as a “say-on-frequency” proposal.